March 12, 2020

Supplement

SUPPLEMENT DATED MARCH 12, 2020 TO THE SUMMARY PROSPECTUS OF
Morgan Stanley European Equity Fund Inc., dated February 28, 2020

At a meeting held on March 4-5, 2020, the Board of Directors of Morgan Stanley European Equity Fund Inc. (the "Fund") approved a change in strategy for the Fund, effective April 14, 2020. Accordingly, the following changes to the Summary Prospectus will become effective on April 14, 2020.

Effective April 14, 2020, the Fund's name is changed to Morgan Stanley Europe Opportunity Fund, Inc.

Effective April 14, 2020, the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

Under normal market conditions, the Adviser seeks to achieve the Fund's investment objective by investing primarily in equity securities of issuers located in Europe, with capitalizations within the range of companies included in the MSCI Europe Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund will normally invest at least 80% of its assets in equity securities issued by issuers located in European countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. European countries are defined as countries included in the MSCI Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues or profits from businesses in Europe or has at least 50% of its assets in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe.

For purposes of maintaining exposure of at least 80% of the Fund's assets to equity securities of issuers located in Europe, the Fund may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to issuers located in Europe.

The Fund may also invest in emerging market or developing countries. The Fund invests principally in common stocks and other equity securities.

Derivative instruments used by the Fund will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund may also invest in privately placed and restricted securities.

Effective April 14, 2020, all references to Morgan Stanley Investment Management Limited, the Fund's Sub-Adviser, are hereby deleted from the Summary Prospectus.

Effective April 14, 2020, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Affiliate	Date Began Managing Fund
Kristian Heugh	Managing Director of the Adviser	April 2020
Wendy Wang	Managing Director of Morgan Stanley Asia Limited	April 2020

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The Fund's portfolio turnover is expected to be approximately 90% as a result of the change in strategy for the Fund, which may have an adverse tax consequence based on the Fund's current estimated capital gains and/or losses and current capital loss carryforwards, which is subject to change based on future portfolio activity during the Fund's remaining fiscal year.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSUMPROSPT 3/20